SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

ENVIVIO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENVIVIO, INC.

400 Oyster Point Boulevard, Suite 325

South San Francisco, California 94080

Notice of Annual Meeting of Stockholders

The 2013 Annual Meeting of Stockholders of Envivio, Inc. will be held at our principal executive offices located at 400 Oyster Point Boulevard, Suite 325, South San Francisco, California, on July 17, 2013, at 9:00 a.m., Pacific time. We are holding the Annual Meeting to:

1.	Elect three Class I directors to serve until the 2016 Annual Meeting of Stockholders or until their successors are elected and qualified;

2.	Approve the material terms of our 2012 Stock Incentive Plan, solely to preserve our ability to receive corporate income tax deductions that may otherwise be disallowed pursuant to Internal Revenue Code Section 162(m); and

3.	Ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for fiscal 2014.

We also will transact any other business that may properly come before the Annual Meeting or at any adjournments or postponements of the Annual Meeting.

We have selected May 24, 2013, as the record date for determining the stockholders entitled to notice of the Annual Meeting and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting.

Pursuant to Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the internet, we have elected to deliver our proxy materials to our stockholders via the internet. This process allows us to provide stockholders with the information they need, while at the same time lowering the cost of delivery. On or about June 5, 2013, we will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders containing instructions on how to access our 2013 Proxy Statement and 2012 Annual Report to Stockholders. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail. The Notice will also serve as an admission ticket for a stockholder to attend the 2013 Annual Meeting of Stockholders. Each attendee must present the Notice, or other proper form of documentation, to be admitted.

By Order of the Board of Directors,

/s/ Erik E. Miller
Erik E. Miller Secretary

May 31, 2013

YOUR VOTE IS VERY IMPORTANT

Whether or not you plan to attend the Annual Meeting of Stockholders, we urge you to vote and submit your proxy. You may vote over the internet, by telephone or by mail (if you request a paper copy of the proxy materials and wish to vote by mail). Please review the instructions under the section entitled “How do I vote my shares?” of the attached proxy statement regarding each of these voting options.

ENVIVIO, INC.

PROXY STATEMENT

Annual Meeting of Stockholders

July 17, 2013

This proxy statement is being furnished to stockholders of Envivio, Inc. in connection with the solicitation of proxies by our Board of Directors for use at our 2013 Annual Meeting of Stockholders, which is described below.

INTERNET AVAILABILITY OF ANNUAL MEETING MATERIALS

Under Securities and Exchange Commission (“SEC”) rules, we have elected to make our proxy materials available to our stockholders over the internet, rather than mailing paper copies of those materials to each stockholder. On or about June 5, 2013, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) directing stockholders to a web site where they can access our 2013 Proxy Statement and Fiscal 2013 Annual Report to Stockholders and view instructions on how to vote via the internet or by phone. If you received the Notice and would like to receive a paper copy of the proxy materials, please follow the instructions printed on the Notice to request that a paper copy be mailed.

References to “the Company,” “we,” “us” or “our” throughout this proxy statement mean Envivio, Inc.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

When and where will the Annual Meeting be held?

The 2013 Annual Meeting of Stockholders will be held on July 17, 2013, at 9:00 a.m., Pacific Time, at our principal executive offices, which are located at 400 Oyster Point Boulevard, Suite 325, South San Francisco, California.

What items will be voted on at the Annual Meeting?

As to all holders of our common stock, the purpose of the Annual Meeting is to:

•	Elect three Class I directors to serve until the 2016 Annual Meeting of Stockholders or until their successors are elected and qualified;

•	Approval of the material terms of the 2012 Stock Incentive Plan; and

•	Ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for fiscal 2014.

We will also transact any other business that may properly come before the Annual Meeting or at any adjournments or postponements of the Annual Meeting.

How does the Board recommend that I vote?

Our Board unanimously recommends that you vote:

•	FOR each director nominee;

•	FOR the approval of the material terms of the 2012 Stock Incentive Plan; and

•	FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for fiscal 2014.

Who is entitled to vote at the Annual Meeting?

Stockholders who owned Common Stock at the close of business on May 24, 2013, the record date for the Annual Meeting, may vote at the Annual Meeting. For each share of Common Stock held, stockholders are entitled to one vote for as many separate nominees as there are directors to be elected and one vote on any other matter presented.

Who will engage in a solicitation of proxies? Who will bear the cost of that solicitation?

Certain of our directors, officers and employees may solicit proxies on our behalf by mail, phone, fax, e-mail, or in person. We will bear the cost of the solicitation of proxies. No additional compensation will be paid to our directors, officers or employees who may be involved in the solicitation of proxies.

Who will tabulate the votes and act as inspector of election?

A representative of American Stock Transfer will act as the inspector of election at the Annual Meeting.

How do I vote my shares?

You may vote your shares in one of several ways, depending upon how you own your shares.

Shares registered directly in your name with Envivio (through our transfer agent, American Stock Transfer & Trust Company):

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Via Internet: Go to www.voteproxy.com and follow the instructions. You will need to enter the Control Number printed on the Notice you received or if you received printed proxy materials, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card.

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By Telephone: Call toll-free 1-800-776-9437 and follow the instructions. You will need to enter the Control Number printed on the Notice you received or if you requested printed proxy materials, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card.

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In Writing: If you received printed proxy materials in the mail and wish to vote by mail, complete, sign, date, and return the proxy card in the envelope that was provided to you, or provide it or a ballot distributed at the Annual Meeting directly to the Inspector of Election at the Annual Meeting when instructed.

Shares of common stock held in “street” or “nominee” name (through a bank, broker or other nominee):

•

You may receive a Notice of Internet Availability of Proxy Materials or a separate voting instruction form from your bank, broker or other nominee holding your shares. You should follow the instructions in the Notice or voting instructions provided by your broker or nominee in order to instruct your broker or other nominee on how to vote your shares. The availability of telephone or internet voting will depend on the voting process of the broker or nominee. To vote in person at the Annual Meeting, you must obtain a proxy, executed in your favor, from the holder of record.

•

If you own shares in “street name” through a broker and do not instruct your broker how to vote, your broker may not vote your shares on proposals determined to be “non-routine.” Of the proposals included in this proxy statement, the proposal to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2014 is considered to be “routine.” Each of the other proposals is considered to be a “non-routine” matter. Therefore, if you do not provide your bank, broker or other nominee holding your shares in “street name” with voting instructions, those shares will count for quorum purposes, but will not be counted as shares present and entitled to vote on the election of directors. Therefore, it is important that you provide voting instructions to your bank, broker or other nominee.

Regardless of how you own your shares, if you are a stockholder of record, you may vote by attending the Annual Meeting on July 17, 2013, at 9:00 a.m., Pacific Time, at our principal executive offices, which are located at 400 Oyster Point Boulevard, Suite 325, South San Francisco, California. If you hold your shares in “street” or “nominee,” you must obtain a proxy, executed in your favor, from the holder of record to vote in person at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or vote by telephone or the internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you vote via the internet, by telephone or return a proxy card by mail, but do not select a voting preference, the persons who are authorized on the proxy card and through the internet and telephone voting facilities to vote your shares will vote:

•	FOR each director nominee,

•	FOR the approval of the material terms of the 2012 Stock Incentive Plan; and

•	FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for fiscal 2014.

How do I change or revoke my proxy?

If you are a stockholder of record, you may revoke your proxy at any time before the Annual Meeting by giving our Secretary written notice of your revocation or by submitting a later-dated proxy, and you may revoke your proxy at the Annual Meeting by voting by ballot. Attendance at the Annual Meeting, by itself, will not revoke a proxy. You may revoke your proxy by telephone by calling 1-800-776-9437 and following the instructions or via the internet by going to www.voteproxy.com and following the instructions.

If you are a stockholder in “street” or “nominee” name, you may revoke your voting instructions by informing the bank, broker or other nominee in accordance with that entity’s procedures for revoking your voting instructions.

What constitutes a quorum for purposes of the Annual Meeting?

On May 24, 2013, the record date, we had 27,599,024 shares of Common Stock outstanding. Voting can only take place at the Annual Meeting if the holders of a majority of the total number of shares of the Common Stock outstanding and entitled to vote on the record date are present either in person or by proxy. Abstentions will be treated as present for purposes of determining the existence of a quorum.

How many votes are required to approve the proposals?

The election of directors in Proposal 1 will be determined by the three nominees receiving the greatest number of votes from shares eligible to vote. The affirmative vote of a majority of the voting power of the Common Stock present in person or by proxy at the Annual Meeting is required to approve the material terms of the 2012 Stock Incentive Plan as set forth in Proposal 2 and to ratify the appointment of our independent registered public accounting firm as set forth in Proposal 3.

Can I attend the Annual Meeting in person?

We cordially invite and encourage all of our stockholders to attend the Annual Meeting. Persons who are not stockholders may attend only if invited by us. Stockholders of record must bring a copy of the Notice or proxy card in order to be admitted to the Annual Meeting. You should also be prepared to present photo identification for admittance.

Will any other matters be presented at the Annual Meeting?

We do not expect any matters, other than those included in this proxy statement, to be presented at the 2013 Annual Meeting. If other matters are presented, the individuals named as proxies will have discretionary authority to vote your shares on those other matters.

Who can help answer my questions?

If you have any questions about the Annual Meeting, voting or your ownership of our stock, please contact our investor relations department by e-mail at ir@envivio.com or by phone at (650) 243-2702.

CORPORATE GOVERNANCE

Corporate Governance Guidelines; Code of Business Conduct and Ethics

We have established a corporate governance program to help guide our company and our employees, officers and directors in carrying out their responsibilities and duties, as well as to set standards for their professional conduct. Our Board of Directors has adopted Corporate Governance Guidelines, or Governance Guidelines, which provide standards and practices of corporate governance that we have designed to help contribute to our success and to assure public confidence in our company. The company’s Corporate Governance Guidelines may be found on the company’s website at ir.envivio.com, by selecting “Investor Relations-Corporate Governance” and then “Charter & Governance Policies.” In addition, all standing committees of our Board operate under charters that describe the responsibilities and practices of each committee.

We have adopted a Code of Business Conduct and Ethics, or Ethics Code, which provides ethical standards and corporate policies that apply to all of our directors, officers and employees. Our Ethics Code requires, among other things, that our directors, officers and employees act with integrity and the highest ethical standards, comply with laws and other legal requirements, engage in fair competition, avoid conflicts of interest, and otherwise act in our best interests. We have also adopted a Code of Ethics for Senior Financial Officers that applies to senior management and provides for accurate, full, fair and timely financial reporting and the reporting of information related to significant deficiencies in internal controls, fraud and legal compliance.

Board Composition

Our Board of Directors is currently composed of eight members, all of whom are independent, except for Julien Signès and Gianluca U. Rattazzi. Our certificate of incorporation provides that the authorized number of board seats, which is currently eight, shall be not less than five and not more than eleven, with the exact number to be fixed from time to time by a resolution of the majority of our Board of Directors. There are no family relationships among any of our directors or executive officers.

Our Board met a total of nine times in fiscal 2013. During fiscal 2013, all of our directors attended at least 75% of the meetings of our Board held during their tenure and 75% of the meetings, if any, of the Board committees upon which they served and held during their tenure. We did not hold an annual meeting in fiscal 2013. Our Board does not have a policy requiring director attendance at annual meetings of our stockholders.

Board Leadership Structure

Our Board of Directors selects the Chairman of the Board in the manner and upon the criteria that it deems best for the Company at the time of selection. The Board of Directors does not have a prescribed policy on whether the roles of the Chairman and Chief Executive Officer should be separate or combined, but recognizes the value to the Company of the separation of these positions. The Board will continue to evaluate whether this leadership structure is in the best interests of the stockholders on a regular basis.

Our Chairman, Mr. Rattazzi, presides over each Board meeting. The Chairman serves as liaison between the Chief Executive Officer and the other directors, approves meeting agendas and schedules and notifies other members of the Board of Directors regarding any significant concerns of stockholders or interested parties of which he becomes aware. The Chairman presides at stockholders’ meetings and provides advice and counsel to the Chief Executive Officer.

Lead Director

The Board has appointed Terry Kramer to serve as the lead director of the Board of Directors. The Board of Directors believes it is in the best interest of the Company’s stockholders to have an independent director serve as the lead director of the Board of Directors to ensure a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in establishing Board of Directors priorities and procedures. The primary responsibilities of the lead director include presiding at all meetings of the Board of Directors at which the Chairman of the Board is not present, including executive sessions of the independent directors, and serving as a liaison between the Chairman of the Board and the independent directors. The lead director also has the authority to call meetings of the Board of Directors and meetings of the independent directors of the Board of Directors.

Board Committees

We have established an audit committee, a compensation committee and a nominating and corporate governance committee. We believe that the composition of these committees meets the criteria for independence under, and the functioning of these committees complies with the applicable requirements of, the Sarbanes-Oxley Act, the current rules of Nasdaq and SEC rules and regulations. We intend to comply with future requirements as they become applicable to us. Each committee has the composition and responsibilities described below:

Audit committee — David Spreng, Kevin Dillon and Marcel Gani serve on our audit committee. Mr. Gani is chairperson of this committee. Our audit committee assists our board of directors in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions, and is directly responsible for the approval of the services performed by our independent accountants and reviewing of their reports regarding our accounting practices and systems of internal accounting controls. Our audit committee also oversees the audit efforts of our independent accountants and takes actions as it deems necessary to satisfy itself that the accountants are independent of management. Our audit committee is also responsible for monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters. Our board of directors has determined that Mr. Gani and Mr. Dillon are each an audit committee financial expert, as defined by the rules promulgated by the SEC, and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. The audit committee met eight times in fiscal 2013.

Compensation committee — David Spreng, Corentin du Roy de Blicquy and Terry Kramer serve on our compensation committee. Mr. Kramer is chairperson of this committee. Our compensation committee assists our board of directors in meeting its responsibilities with regard to oversight and determination of executive compensation and assesses whether our compensation structure establishes appropriate incentives for officers and employees. Our compensation committee reviews and makes recommendations to our board of directors with respect to our major compensation plans, policies and programs. In addition, our compensation committee reviews and makes recommendations for approval by the independent members of our board of directors regarding the compensation for our executive officers, establishes and modifies the terms and conditions of employment of our executive officers and administers our stock option plans. Following this offering, our compensation committee will be primarily and ultimately responsible for determining the compensation program for our executive officers. The compensation committee met seven times in fiscal 2013

Nominating and corporate governance committee — Ned Gilhuly, Terry Kramer and David Spreng serve on our nominating and corporate governance committee. Mr. Spreng is chairperson of this committee. Our nominating and corporate governance committee is responsible for making recommendations to our board of directors regarding candidates for directorships and the size and composition of the board of directors. In addition, our nominating and corporate governance committee is responsible for overseeing our corporate governance guidelines, and reporting and making recommendations to the board of directors concerning corporate governance matters. The nominating and corporate governance committee met one time in fiscal 2013.

Copies of Corporate Governance and Other Materials Available

Our Board has adopted various corporate governance guidelines setting forth our governance principals and governance practices. These documents are available for downloading or printing on our web site at ir.envivio.com, by selecting “Corporate Governance” and then “Charter & Governance Policies.”

•	Audit Committee Charter

•	Compensation Committee Charter

•	Nominating and Governance Committee Charter

•	Corporate Governance Guidelines

•	Code of Business Conduct and Ethics

•	Code of Ethics for Senior Financial Officers

Compensation Committee Interlocks and Insider Participation

Terry Kramer (Chairman), Corentin du Roy de Blicquy and David Spreng served as members of our Compensation Committee during fiscal 2013. All are outside, independent directors, and none of our named executive officers served as a director or as a member of a compensation committee of any business entity employing any of our directors during fiscal 2013.

Director Nomination Policy

Our Nominating and Governance Committee is responsible for identifying, evaluating, recruiting and recommending qualified candidates to our Board for nomination or election. Our Board nominates directors for election at each annual meeting of stockholders, and elects new directors to fill vacancies if they occur.

Our Board strives to find directors who are experienced and dedicated individuals with diverse backgrounds, perspectives and skills. Our Governance Guidelines contain membership criteria that call for candidates to be selected for their character, judgment, diversity of experience, business acumen and ability to act on behalf of all stockholders. In addition, we expect each director to be committed to enhancing stockholder value and to have sufficient time to effectively carry out his or her duties as a director. Our Nominating Committee also seeks to ensure that a majority of our directors are independent under NASDAQ rules and that one or more of our directors is an “audit committee financial expert” under SEC rules.

Prior to our annual meeting of stockholders, our Nominating and Governance Committee identifies director nominees first by evaluating the current directors whose terms will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, the candidate’s prior service as a director, and the needs of the Board for any particular talents and experience. If a director no longer wishes to continue in service, if the Nominating and Governance Committee decides not to re-nominate a director, or if a vacancy is created on the Board because of a resignation or an increase in the size of the Board or other event, then the committee considers whether to replace such director or to decrease the size of the Board. If the decision is to replace a director, then the Nominating and Governance Committee considers various candidates for Board membership, including those suggested by committee members, by other Board members, a director search firm engaged by the committee, or our stockholders. Prospective nominees are evaluated by the Nominating and Governance Committee based on the membership criteria described above and set forth in our Governance Guidelines.

A stockholder who wishes to recommend a prospective nominee to the Board for consideration by the Nominating and Governance Committee should notify our Corporate Secretary in writing at our principal office. Such notice must be delivered to our offices by the deadline relating to stockholder proposals to be considered for inclusion in our proxy materials, as described under “General Information — Stockholder Proposals for 2014 Annual Meeting” in this proxy.

Each notice delivered by a stockholder who wishes to recommend a prospective nominee to the Board for consideration by the Nominating and Corporate Governance Committee generally must include the following information about the prospective nominee:

•	the name, age, business address and residence address of the person;

•	the principal occupation of the person;

•	the number of shares of our capital stock owned by the person;

•	a description of all compensation and other relationships during the past three years between the stockholder and the person;

•	any other information relating to the person required to be disclosed pursuant to Section 14 of the Exchange Act, and

•	the person’s written consent to serve as a director if elected.

The Nominating and Governance Committee may require any prospective nominee recommended by a stockholder to furnish such other information as the Nominating and Governance Committee may reasonably require to determine the eligibility of such person to serve as an independent director or that could be material to a stockholder’s understanding of the independence, or lack thereof, of such person.

Communications with Directors

Stockholders and interested parties may contact our directors to provide comments, to report concerns, or to ask a question, by mail at the following address:

Secretary

Envivio, Inc.

400 Oyster Point Boulevard, Suite 325

South San Francisco, CA 94085

Board Role in Risk Oversight

Our Board’s standing committees support our Board by regularly addressing various issues within their respective areas of oversight. The Audit Committee’s responsibilities include reviewing and overseeing major financial risk exposures and the steps management has taken to monitor and control these exposures. Management, on a regular basis, provides the Audit Committee with its assessment and mitigation efforts in regards to particular risks facing the Company that have been identified through the risk management process. Our Audit Committee also reviews with our independent auditors the adequacy and effectiveness of our internal controls over financial reporting.

The Compensation Committee assists our Board in fulfilling its risk management oversight responsibilities associated with risks arising from our compensation policies and programs. Each year management and the Compensation Committee review whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on the Company. The Nominating and Governance Committee assists our Board in fulfilling its risk management oversight responsibilities associated with risks related to corporate governance structures and processes. Each of the committee chairs, as appropriate, reports to the full Board at regular meetings concerning the activities of the committee, the significant issues it has discussed and the actions taken by the committee.

BOARD OF DIRECTORS

Our Board of Directors is divided into three classes serving staggered three-year terms. At the Annual Meeting, our stockholders will be asked to elect three individuals to serve as directors until the 2016 Annual Meeting. See “Proposal No. 1 — Election of Directors.”

Below are the names and ages of our eight directors as of the date of this proxy statement, the year each of them became a director, each director’s principal occupation or employment for at least the past five years, and other public company directorships held by each director. Unless authority is withheld, the persons named as proxies in the voting materials made available to you or in the accompanying proxy will vote for the election of the Class I nominees listed below. We have no reason to believe that any of these nominees will be unable to serve as a director. If any of the nominees becomes unavailable to serve, however, the persons named as proxies will have discretionary authority to vote for a substitute nominee.

Nominees for Election at this Meeting for a Term Expiring in 2016 (Class I)

Edward A. Gilhuly (age 53) has served as a member of our board of directors since December 2011. Since May 2006, Mr. Gilhuly has served as co-president at Sageview Capital, a private investment firm. Prior to founding Sageview Capital, Mr. Gilhuly was at Kohlberg Kravis Roberts & Co (KKR) from September 1986 until October 2005, where he became partner in January 1995 and oversaw KKR’s European business from December 1998 to December 2004. He also served on KKR’s Investment Committee from its inception in January 2000 until his departure in October 2005. Since August 2009, Mr. Gilhuly has served on the Board of Directors of Cinedigm Digital Cinema Corp., a publicly traded digital cinema services company. Mr. Gilhuly also serves on the board of two private companies. Mr. Gilhuly received a B.A. degree in Economics and History from Duke University and a M.B.A. from Stanford University.

Our Board of Directors believes that Mr. Gilhuly should serve on our Board of Directors due to his significant experience in private equity and finance and experience of having served on over 20 corporate boards, which experience will provide valuable insight and perspective to our Board of Directors.

Corentin du Roy de Blicquy (age 37) has served as a member of our Board of Directors since February 2007. Mr. du Roy de Blicquy is a Principal at HarbourVest Partners (U.K.) Limited, a subsidiary of global private equity manager HarbourVest Partners, LLC. He has been with HarbourVest since March 2003. Mr. du Roy de Blicquy received a B.S. degree in Business Administration from Paris IX Dauphine University. He received the Chartered Financial Analyst designation in 2002.

Our Board of Directors believes that Mr. du Roy de Blicquy should serve on our Board of Directors due to his experience investing in technology companies as well as his background in finance, which brings industry experience and financial expertise to the Board of Directors

Julien Signès (age 42) is one of our founders and has served as our President since our inception in January 2000 and our Chief Executive Officer since April 2005. Mr. Signès is responsible for the business strategy, executive duties and leadership of Envivio. Mr. Signès received an M.S. degree in Software and Electrical Engineering from Ecole Polytechnique and Ecole Nationale Supérieure des Télécommunications.

Our Board of Directors believes that Mr. Signès should serve on our Board of Directors due to his experience gained while developing video processing and distribution technologies with France Telecom as well as his experience as a co-founder of Envivio and his tenure with Envivio, which brings industry experience, strategic perspective to our technology development, historic company knowledge as well as continuity to the Board of Directors.

Directors Continuing in Office until 2014 (Class II)

Kevin E. Dillon (age 58) has served as a member of our Board of Directors since September 2008. Since January 2005, Mr. Dillon has served as General Partner at Atlantic Bridge, a private equity firm with offices in Dublin and London. Mr. Dillon received a B.A. degree in Economics and Law from University of Cape Town, a LLB degree in Commercial Law from University of Cape Town, a B. Comm. degree in Accounting from University of South Africa, a B. Comm. degree in Taxation from University of Cape Town, and a LLM degree in law from Golden Gate University School of Law.

Our Board of Directors believes that Mr. Dillon should serve on our Board of Directors due to his background as an executive in the technology sector and his experience of venture capital investing in technology companies, which provides a diversity of experience for his service on our Board of Directors and valuable insight into our industry.

Gianluca U. Rattazzi (age 60) has served as our Chairman of the Board since July 2007 and served as our Executive Chairman, an executive officer position, from June 2010 until January 2012. From March 2007 to April 2010, Mr. Rattazzi served as President and Chief Executive Officer at MaxiScale, Inc., a cloud-scale file serving and storage platform solutions company, where he was responsible for strategy and execution. From March 2000 to March 2007, Mr. Rattazzi served as Co-Founder and Executive Chairman at BlueArc Corporation, a network storage provider firm where he was responsible for product and strategy management. Mr. Rattazzi received M.S. degrees in Electrical Engineering and Computer Science from the University of California, Berkeley and a Doctorate in Chemistry from the University of Rome.

Our Board of Directors believes that Mr. Rattazzi should serve on our Board of Directors due to his background as a technologist, as well as a senior manager, board member, founder and investor in numerous technology companies. Mr. Rattazzi has founded companies, serving as Chief Executive Officer throughout all stages of growth of these companies, including through their start-up phase, the completion of an initial public offering of common stock and continuing to serve as Chief Executive Officer of the publicly traded corporation. His background provides a broad perspective to our Board of Directors into managing a corporation, strategic leadership and industry experience.

R. David Spreng (age 51) has served as a member of our Board of Directors since August 2004. Since 1998, Mr. Spreng has served as Managing General Partner at Crescendo Ventures, a venture capital firm. Mr. Spreng also serves on the Board of GSV Capital Corp., an investment company. Mr. Spreng received a B.S.B. degree in Accounting from University of Minnesota-Twin Cities.

Our Board of Directors believes that Mr. Spreng should serve on our Board of Directors due to his experience in building companies from the earliest stages of growth to mature technology companies, as a seasoned investor in various technology companies, and his insight into capital formation and operational development matters. Our Board of Directors found Mr. Spreng’s experience as a recent director of a public company also provides valuable perspective to our Board of Directors.

Directors Continuing in Office until 2015 (Class III)

Marcel Gani (age 60) has served as a member of our Board of Directors since May 2011. Mr. Gani is currently an independent consultant. From September 2005 to September 2009, he was a lecturer at the Leavey School of Business, Santa Clara University in Accounting and Finance. From 2005 to 2006, he served as Chief of Staff at Juniper Networks, Inc., a network infrastructure company. From February 1997 to December 2004, Mr. Gani served as Chief Financial Officer of Juniper Networks, Inc. Mr. Gani became Juniper’s Executive Vice President and Chief Financial Officer in July 2002. From January 1996 to January 1997, Mr. Gani served as Vice President and Chief Financial Officer of NVIDIA Corporation, a 3D graphic processor company. Mr. Gani holds an M.B.A. from the University of Michigan. Mr. Gani serves on the advisory board of the Zell Lurie Institute for entrepreneurial studies at the University of Michigan. Mr. Gani also serves on the board of directors of two private companies.

Our Board of Directors believes that Mr. Gani should serve on our Board of Directors due to his extensive financial and accounting expertise and his experience in managing the financial and administrative departments of large publicly traded technology companies. His background provides perspective to our Board of Directors in managing a publicly traded company and strong leadership for the audit committee of our Board of Directors.

Terry D. Kramer (age 53) has served as a member of our board of directors since May 2011. In April 2012, Mr. Kramer was appointed Lecturer/Faculty Advisor at UCLA’s Anderson School of Management. In June 2012, Mr. Kramer received an appointment to serve as U.S. Ambassador for the World Conference of International Communications to negotiate a telecommunications and internet treaty on behalf of the United State. This role was completed in January 2013. In April 2011, Mr. Kramer was appointed Entrepreneur in Residence at Harvard Business School and also a member of its California Research Center Advisory Board. From January 2005 to July 2010, Mr. Kramer served in various management positions with Vodafone Group Plc, a telecommunications company, serving initially as the Chief of Staff to the Group CEO from January 2005 to December 2006, then Group Human Resources Director and Chief of Staff from December 2006 to July 2007, then as Group Strategy and Human Resources Director and Chief of Staff from July 2007 to July 2008, then as Group Strategy and Business Improvement Director from July 2008 to July 2009 and finally as Regional President, Vodafone Americas from August 2009 to July 2010. Mr. Kramer received a B.A. degree in Economics from UCLA and an M.B.A. from Harvard University.

Our Board of Directors believes that Mr. Kramer should serve on our Board of Directors due to his background as an executive in the telecommunications industry and experience in corporate strategy and human resources management. His background provides a broad perspective to our Board of Directors in strategic matters and strong leadership for the compensation committee of our Board of Directors.

EXECUTIVE OFFICERS

The following sets forth to biographical information of our named executive officers, other than those who also serve on our Board of Directors. Kevin O’Keefe, our former Chief Operating Officer, left the Company in December 2012.

Erik E. Miller (age 53) has served as our Chief Financial Officer since February 2010. From January 2008 to July 2009, Mr. Miller served as Chief Financial Officer at SigNav Pty. Ltd., a component supplier to the wireless industry, where he was responsible for finance and administration functions; and from March 2006 to January 2008, Mr. Miller served as Chief Financial Officer at Tangler Pty. Ltd., a social networking company, where he was responsible for finance and administrative functions. Mr. Miller received a B.S. degree in Business Administration from the University of California, Berkeley.

Anne M. Lynch (age 57) has served as our Vice President, Human Resources since January 2011. From May 1995 to August 2008, Ms. Lynch served as Vice President, Human Resources at Harmonic Inc., a provider of broadcast video products, and Directeur General of Harmonic Europe, where she was responsible for all human resources functions. From August 2008 to October 2010, Ms. Lynch was pursuing a graduate degree. Ms. Lynch received a B.A. degree in Languages from Clarke University and a Master of Arts degree in Business Leadership and Ethics from St. Mary’s College of California.

Ira Goldfarb (age 56) joined Envivio as Senior Vice President of Global Sales & Services in January 2013. Previously, he held several sales leadership positions at SeaChange International Inc., most recently as Executive Vice President of Worldwide Sales & Services. During his tenure with SeaChange from 1994 to 2012, the company became a global leader in VOD solutions and annual revenues increased from $1M in 1994 to $216M in 2011. Before joining SeaChange, Mr. Goldfarb also served in various sales management positions at Digital Equipment Corporation from 1983 to 1994. He completed a Masters of Business Administration degree at Boston University and holds a Bachelor’s degree in Mathematics from Clark University in Massachusetts.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of May 15, 2013 about the number of shares of Common Stock beneficially owned by:

•	each person or group of persons known to us to be the beneficial owner of more than 5% of our Common Stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our directors and executive officers as a group.

Unless otherwise noted below, the address of each beneficial owner listed in the table is: c/o Envivio, Inc., 400 Oyster Point Boulevard, Suite 325, South San Francisco, CA 94080.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage beneficial ownership data is based on 27,599,024 shares of our Common Stock outstanding as of May 24, 2013.

In computing the number of shares of capital stock beneficially owned by a person and the percentage beneficial ownership of that person, we deemed outstanding shares subject to options, restricted stock units and warrants held by that person that are currently exercisable or exercisable within 60 days of May 15, 2013.

Beneficial Ownership Table

	Number of Shares Beneficially Owned(1)
	Shares	Percentage
Name of Beneficial Owner
Named Executive Officers and Directors
Julien Signes (2)	714,502	2.5%
Erik E. Miller (3)	175,605	*
Anne M. Lynch (4)	45,053	*
Ira Goldfarb	—	—
Gianluca U. Rattazzi (5)	453.670	1.6%
Kevin E. Dillon (6)	1,360,389	4.9%
Corentin du Roy de Blicquy (7)	5,500	*
Marcel Gani (8)	50,500	*
Edward Gilhuly (9)	2,105,500	7.6%
Terry D. Kramer (10)	45,500	*
R. David Spreng (11)	3,325,320	12.0%
All Executive Officers and Directors as a group (11 persons) (12)	8,111,647	28.0%
5% Stockholders
Entities affiliated with Credit Agricole Private Equity (13)	2,217,238	8.0%
Entities affiliated with Crescendo Ventures (14)	3,314,820	12.0%
HarbourVest International Private Equity Partners V-Direct Fund L.P. (15)	3,639,939	13.2%
Sageview Capital Master, L.P. (16)	2,100,000	7.6%
Total	11,271,994	40.8%

*	Less than 1%

(1)	Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person. Also includes options to purchase shares of common stock exercisable on or prior to July 14, 2013. Unless otherwise noted, shares are owned of record and beneficially by the named person
(2)	Includes 712,152 shares subject to options which are immediately exercisable, 204,145 of which are subject to Envivio’s right of repurchase on or prior to July 14, 2013, which right lapses over time.
(3)	Consists of 175,605 shares subject to options which are immediately exercisable, 45,565 of which are subject to Envivio’s right of repurchase on or prior to July 14, 2013, which right lapses over time.
(4)	Consists of 45,053 shares subject to options which are immediately exercisable, 17,709 of which are subject to Envivio’s right of repurchase on or prior to July 14, 2013, which right lapses over time.
(5)	Consists of 453,670 shares subject to options which are immediately exercisable, 119,588 of which are subject to Envivio’s right of repurchase on or prior to July 14, 2013, which right lapses over time.
(6)	Includes 10,500 shares subject to options which are exercisable within 60 days of May 15, 2013. Also includes 1,349,889 shares held by Atlantic Bridge Ventures GP Ltd. Reference is made to footnote 15.
(7)	Consists of 5,500 restricted stock units that will vest within 60 days of May 15, 2013 but excludes 3,639,939 shares held by HarbourVest International Private Equity Partners V-Direct Fund L.P. Mr. du Roy de Blicquy is an employee of HarbourVest Partners (U.K.) Limited, a subsidiary of HarbourVest Partners, LLC, the managing member of the general partner of the general partner of HarbourVest International Private Equity Partners V-Direct Fund L.P. Mr. du Roy de Blicquy does not have voting power or dispositive rights over shares held by HarbourVest International Private Equity Partners V-Direct Fund L.P. and disclaims beneficial ownership of the 5,500 restricted stock units that will vest within 60 days of May 15, 2013 and the shares held by HarbourVest International Private Equity Partners V-Direct Fund L.P.
(8)	Consists of 40,000 shares subject to options which are immediately exercisable, 19,167 of which are subject to Envivio’s right of repurchase on or prior to May 15, 2013, which right lapses over time and 10,500 shares subject to options which are exercisable within 60 days of May 15, 2013.
(9)	Includes 5,500 restricted stock units that will vest within 60 days of May 15, 2013. Mr. Gilhuly is Co-President of Sageview Management LLC, the general partner of Sageview Capital L.P. Pursuant to the terms of his arrangement with Sageview Capital L.P., the right to receive such shares is transferred to Sageview Capital L.P. Mr. Gilhuly shares voting and dispositive power over the shares held by Sageview Capital L.P, however, he disclaims the beneficial ownership of such shares, except to the extent of his pecuniary interest therein. Also includes 2,100,000 shares held by Sageview Capital Master, L.P. Reference is hereby made to footnote 19.
(10)	Consists of 40,000 shares subject to options which are immediately exercisable, 19,167 of which are subject to Envivio’s right of repurchase on or prior to May 15, 2013, which right lapses over time and 5,500 restricted stock units that will vest within 60 days of May 15, 2013.
(11)	Includes 10,500 shares subject to options which are exercisable within 60 days of May 15, 2013. Also includes 3,314,820 shares held by entities affiliated with Crescendo Ventures. Reference is made to footnote 17.
(12)	Includes 1,018,310 shares subject to options which are immediately exercisable, 305,753 of which are subject to Envivio’s right of repurchase on or prior to May 15, 2013, such right which lapses over time and 42,500 restricted stock units that will vest within 60 days of May 15, 2013
(13)	Includes 324,809 shares held by Crédit Lyonnais Venture 1, 1,808,543 shares held by Crédit Lyonnais Venture Capital and 83,886 shares held by Lion Capital Investissement. Antoine Colboc is the Head of Venture Capital of Crédit Agricole Private Equity, which is the managing company of Crédit Lyonnais Venture 1, Crédit Lyonnais Venture Capital and Lion Capital Investissement. Mr. Colboc holds voting and dispositive power over these shares. Mr. Colboc disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The principal business address of Crédit Agricole Private Equity is 100 Boulevard du Montparnasse, 75682 Paris Cedex 14, France.
(14)

Based on a Schedule 13G filed May 31, 2013, consists of 437,604 shares held by Crescendo Holdings IV, LLC, 106,656 shares held by Crescendo IV AG & Co., Beteiligungs KG, 187,802 shares held by Crescendo IV Coinvestment Fund, LLC, 10,263 shares held by Crescendo IV Entrepreneur Fund A, L.P.,

25,284 shares held by Crescendo IV Entrepreneur Fund, L.P. and 2,547,211 shares held by Crescendo IV, L.P. David Spreng, one of our directors, is the Managing Member of Crescendo Ventures IV, LLC, which is the General Partner of Crescendo IV, L.P., Crescendo IV Entrepreneur Fund, L.P. and Crescendo IV Entrepreneur Fund A, L.P., and which is the Manager of Crescendo Holdings IV, LLC. He is also the Managing Member of Crescendo German Investments IV, LLC, which is the Managing Partner of Crescendo IV AG & Co. Beteiligungs KG and is the Managing Member of Crescendo IV Coinvestment Fund, LLC. Mr. Spreng holds voting and dispositive power over these shares. Mr. Spreng disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The principal business address of Crescendo Ventures is 600 Hansen Way, Palo Alto, California 94304.
(15)	Based on a Schedule 13G filed February 13, 2013. 3,639,939 shares of Common Stock are beneficially owned by HarbourVest International Private Equity Partners V-Direct Fund L.P. Harbour Vest is the Managing Member of HIPEP V-Direct Associates LLC, which is the General Partner of HIPEP V-Direct Associates L.P., which is the General Partner of HarbourVest International Private Equity Partners V-Direct Fund L.P. Each of HarbourVest, HIPEP V-Direct Associates LLC and HIPEP V-Direct Associates L.P. may be deemed to have a beneficial ownership interest in the shares held by HarbourVest International Private Equity Partners V-Direct Fund L.P. Voting and investment power over the securities owned directly by HarbourVest International Private Equity Partners V-Direct Fund L.P. is exercised by the Investment Committee of HarbourVest. Each of HarbourVest, HIPEP V-Direct Associates LLC, HIPEP V-Direct Associates L.P. and the members of the HarbourVest Investment Committee disclaim beneficial ownership of the shares held directly by HarbourVest International Private Equity Partners V-Direct Fund L.P. The principal business address of HarbourVest International Private Equity Partners V-Direct Fund L.P. is c/o HarbourVest Partners, LLC, One Financial Center, 44th Floor, Boston, Massachusetts 02111.
(16)	Based on Schedule 13G filed February 14, 2013, 2,100,000 shares are beneficially owned by Sageview Capital Master, L.P. (“Sageview Master”), a Cayman Islands exempted limited partnership formed in order to engage in the acquiring, holding and disposing of investments in various companies. Sageview Capital Partners (A), L.P., Sageview Capital Partners (B), L.P. and Sageview Partners (C) (Master), L.P. (collectively, the “Shareholders”) collectively hold of 100% of the limited partner interest in Sageview Master. Sageview Capital GenPar, Ltd. is a Cayman Islands exempted limited partnership formed to act as the general partner of Sageview Master and each of the Shareholders. Sageview Capital GenPar, L.P. is a Delaware limited partnership formed to be the sole owner of Sageview Capital GenPar, Ltd. Sageview Capital MGP, LLC is the general partner of Sageview Capital GenPar, L.P. Edward Gilhuly, one of our directors, and Scott M. Stuart are managing members of Sageview Capital MGP, LLC, and may be deemed to beneficially own any shares that Sageview MGP may beneficially own or be deemed to own. Each such individual disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein. The principal business address of Sageview Master and the above named entities affiliated with Sageview Capital is 55 Railroad Avenue, 1st Floor, Greenwich, CT 06830.

Related Party Transaction Policy

We have adopted a formal policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related party transaction with us without the prior consent of our audit committee, or other independent members of our board of directors in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee is to consider the relevant facts and circumstances available and deemed relevant to our audit committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

EXECUTIVE COMPENSATION

FISCAL 2013 SUMMARY COMPENSATION TABLE

The following table summarizes compensation paid to our named executive officer during the fiscal years ended January 31, 2013, 2012 and 2011:

Name and Principal Position	Fiscal Year	Salary	Stock Awards(1)		Option Awards(1)	Non-Equity Incentive Plan Compensation	All Other Compensation		Total
Julien Signès	2013	$285,560	—		—	$88,167	—		$373,727
President and Chief Executive Officer	2012	238,184	$918,607	(2)	—	147,836	$127,656	(3)	1,432,283

Erik E. Miller	2013	205,834	—		—	58,778	—		264,612
Chief Financial Officer	2012	202,710	459,304	(4)	—	98,557	—		760,571

Anne M. Lynch	2013	175,223	165,600		$58,150	36,736	—		435,709
Vice President, Human Resources	2012	167,235	114,750	(5)	—	61,598	—		343,583

Kevin P. O’Keefe(6)	2013	212,754	—		25,760	117,517	102,710	(7)	458,741
Chief Operating Officer	2012	202,710	421,054	(8)	—	197,115	—		820,879

(1)	Represents the grant date fair value of awards granted to each named executive officer, computed in accordance with FASB ASC Topic 718 rather than amounts paid to or realized by the named individual. For a summary of the assumptions used in the valuation of awards made in fiscal 2012 and 2013, please see the Company’s Annual Report on Form 10K, footnote 8, Stock-based Compensation Plans. There can be no assurance that the value upon vesting or exercise will approximate the compensation expense we recognized.
(2)	Includes restricted stock units with an aggregate grant date fair value of $306,000 that did not vest and expired in fiscal 2012 due to the non-occurrence of an initial public offering by December 31, 2011.
(3)	Represents $69,248 of loan forgiveness and $58,408 of tax gross-up payment to cover income taxes related to loan forgiveness.
(4)	Includes restricted stock units with an aggregate grant date fair value of $153,000 that did not vest and expired in fiscal 2012 due to the non-occurrence of an initial public offering by December 31, 2011.
(5)	Award did not vest and expired in fiscal 2012 due to the non-occurrence of an initial public offering by December 31, 2011.
(6)	On December 31, 2012, Mr. O’Keefe departed the Company.
(7)	Accrued severance compensation to be paid over six months ending on June 30, 2013.
(8)	Includes restricted stock units with an aggregate grant date fair value of $114,750 that did not vest and expired in fiscal 2012 due to the non-occurrence of an initial public offering by December 31, 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table provides information about the number of outstanding equity awards held by our named executive officers on January 31, 2013.

Name	Number of Securities Underlying Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(#)(2)		Market Value of Shares or Units of Stock That Have Not Vested($)(3)	Equity Incentive Plan Awards: Number of Shares, Units or Other Rights that Have Not Vested(#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Share, Units or Other Rights that Have Not Vested($)(5)
Julien Signès	48,958	(6)	1,042		$0.30	5/11/2019	1,042	(7)	$1,719
	201,388		131,945		0.30	12/7/2020	131,945	(8)	217,709
	162,397		166,422		0.30	12/7/2020	166,422	(8)	274,596
										119,884	$197,809

Erik E. Miller	26,637	(6)	—		0.30	1/25/2020	19,500	(9)	32,175
	129,468		—		0.30	12/7/2020	51,248	(8)	84,559
										59,942	$98,904

Kevin P. O’Keefe	110,872		—		0.30	12/7/2020	—	(8)
	19,643		—		0.30	11/26/2022	—	(10)

Anne M. Lynch	21,094		23,959		0.30	12/7/2020	23,959	(11)	39,532
			50,000	(12)	2.15	10/8/2022	50,000	(13)	82,500
										30,000	$49,500

(1)	Unless otherwise noticed, all option grants may be exercised pursuant to a restricted stock purchase agreement prior to vesting; and shares purchased prior to vesting are subject to a right of repurchase in our favor in the event the individual ceases to provide services for any reason which right lapses in accordance with the vesting schedule of the option.
(2)	Except as otherwise noted, all option awards listed in the table vest at the rate of 1/48th of the total number of shares subject to the option each month following the vesting commencement date.
(3)	The market value is based on the average trading price on January 31, 2013.
(4)	The restricted stock units vest in twelve equal tranches over a period of five years, provided the employee continues his employment with the Company and the Company Common Stock achieves a certain price threshold.
(5)	The market value is based on the average trading price on January 31, 2013.
(6)

Option awards vest as to 1/8th of the total number of shares subject to the option six months after the vesting commencement date, and the remaining shares vest at a rate of 1/48th of the total number of shares subject to the options each month thereafter.

(7)	The vesting commencement date is February 27, 2009.
(8)	The vesting commencement date is August 6, 2010.
(9)	The vesting commencement date is February 1, 2010.
(10)	Fully vested
(11)	The vesting commencement date is December 8, 2010.
(12)

Option awards vest as to1/4th of the total number of shares subject to the option one year after the vesting commencement date, and the remaining shares vest at a rate of 1/36th of the remaining unvested shares subject to the option each month thereafter.

(13)	The vesting commencement date is October 9, 2012.

COMPENSATION OF DIRECTORS

Our Compensation Committee reviews and makes recommendations to our Board concerning director compensation. Directors who are employees, such as Mr. Signès, are not compensated for their service on the Board. Each of our non-employee directors who are not affiliated with one of our significant stockholders are entitled to receive the compensation as described below.

On the first business day following each regular annual stockholder meeting, each of our non-employee directors (except for the Chairman) who was not elected to our board of directors for the first time at that meeting and who has served on our Board of Directors for at least twelve months as of the date of the meeting will also receive an annual equity award equal to $50,000 based on the fair market value or Black-Scholes value of our common stock on the date of grant. The annual awards will automatically be granted in the form of restricted stock units under the 2012 Stock Incentive Plan after the business day following the 2013 annual stockholder meeting. The grants will vest in full on the first anniversary of the date of grant, or immediately prior to the next regular annual stockholder meeting following the date of grant if the meeting occurs prior to the first anniversary date. Each award will become fully vested upon a change of control of the Company. The number of restricted stock units actually awarded will be determined by dividing the cash value of the grant by the closing price of a share of our common stock on the date of the grant.

Fiscal 2013 Director Compensation Table

The table below shows the compensation paid to each non-employee director for their service in fiscal 2013:

Name	Fees Paid in Cash ($)	Stock Awards ($)(1) (2) (3)	Total ($)
Gianluca U. Rattazzi	$100,000	$—	$100,000
Kevin E. Dillon	—	50.319	50.319
Corentin du Roy de Blicquy	—	48,620	48,620
Marcel Gani	45,000	50.319	95,319
Terry D. Kramer	36,500	48,620	85,120
R. David Spreng	—	50.319	50.319
Edward A. Gilhuly	—	48,620	48,620
Clifford B. Meltzer	25,000	48,620	73,620

(1)	Amounts listed in this column represent the aggregate grant date fair value of options or restricted stock units granted on May 11, 2012 with a vesting period of one year are determined in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718) for financial reporting purposes.
(2)	The following Directors were each awarded 5,500 restricted stock units representing 5,500 shares of our Common Stock at no cost on May 11, 2012: Corentin du Roy de Blicquy, Terry D. Kramer, Edward A. Gilhuly and Clifford B. Meltzer. The following Directors were each granted 10,500 non-qualified stock options representing the right to purchase 10,500 shares of our Common Stock at $8.84 per share, the fair market value of Envivio shares on the date of grant: Kevin E. Dillon, Marcel Gani and R. David Spreng.
(3)	As of January 31, 2013, of the non-employee directors, Gianluca U. Rattazzi held 453,670 shares subject to options, Kevin E. Dillon held 10,500 shares subject to options, Marcel Gani held 50,500 shares subject to options, Terry D Kramer held 40,000 shares subject to options and 5,500 restricted stock units, R. David Spreng held 10,500 shares subject to options, Edward A. Gilhuly held 5,500 restricted stock units and Corentin du Roy de Blicquy held 5,500 restricted stock units.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth required information for the Company’s equity compensation plans as of January 31, 2013:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(2)
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	3,395,102	$1.35	553,085
Equity compensation plans not approved by security holders	—	—	—

Total	3,395,102	$1.35	553,085

(1)	Includes the 2012 Stock Incentive Plan (the “2012 Plan”), Amended and Restated 2010 Stock Incentive Plan (the “2010 Plan”) and 2000 Stock Option Plan (the “2000 Plan”). The 2012 Plan replaced the 2010 Plan, which had earlier replaced the 2000 Plan.
(2)	The number of shares under the 2012 Plan will be automatically increased on the first day of each fiscal year beginning in fiscal 2014 and ending in fiscal 2023, in an amount equal to the least of (i) 2,000,000 shares, (ii) 4% of the outstanding shares of our common stock on the last day of the immediately preceding fiscal year or (iii) another amount determined by our board of directors. In addition, up to 3,500,000 shares subject to outstanding awards under the 2000 Plan 2010 Plan that are subsequently forfeited or terminated for any reason before being exercised will be made available for issuance under the 2012 Plan.

AUDIT COMMITTEE REPORT

As part of fulfilling its responsibilities, the Audit Committee reviewed and discussed the Company’s audited financial statements for the fiscal year 2012 with management and BDO USA, LLP (“BDO USA”) and discussed with BDO USA those matters required by the Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended. The Audit Committee received the written disclosures and the letter from BDO USA required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO USA’s communications with the Audit Committee concerning independence, and has discussed with BDO USA its independence.

Based on these reviews and discussions with management and BDO USA, the Audit Committee recommended to the Board that the Company’s audited financial statements for the fiscal year ended January 31, 2013 be included in its Annual Report on Form 10-K filed with the Securities and Exchange Commission.

The Audit Committee Members
Marcel Gani (Chairman)
David Spreng
Kevin Dillon

Fees Paid to Independent Registered Public Accounting Firm

The Audit Committee’s policy is to evaluate and determine that the services provided by BDO USA, LLP and the member firms of BDO USA, and their respective affiliates (collectively, the “BDO USA Entities”) in each year are compatible with the auditor’s independence. The following table shows fees billed for each of fiscal year 2013 and fiscal year 2012 for professional services rendered by the BDO USA Entities for the audit of our financial statements and other services.

	Fiscal Year Ended January 31, 2013	Fiscal Year Ended January 31, 2012
Audit Fees(1)	$515,000	$1,088,000
Audit Related Fees(2)	$20,000	$5,000
Tax Fees	$—	$—

Total	$535,000	$1,093,000

(1)	Audit fees are fees for the audit of the Company’s annual financial statements. Audit fees also include fees for the review of financial statements included in the Company’s quarterly reports on Form 10-Q, services rendered in connection with the Company's filing of a registration statement on Form S-1, foreign statutory audits and out-of-pocket expenses.
(2)	In fiscal years 2013 and 2012, audit-related fees were comprised of fees for assurance and related services that are reasonably related to the performance of the audit or review of Company's financial statements including consultations concerning proposed transactions.

Audit Committee Pre-Approval Procedures

With respect to independent auditor services and fees, it is our practice to provide pre-approval of audit, audit-related, tax and other specified services on an annual basis. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, we seek specific pre-approval by the Audit Committee. Other specified services are generally preapproved only when the amount of such services is expected to be different than the prior year or normal fees. Proposed services anticipated to exceed pre-approved cost levels are discussed with the Audit Committee. It is our practice that the Audit Committee Chairman has pre-approval authority with respect to permitted services. The Chairman of the Audit Committee reports any pre-approval decisions to our Audit Committee at its next scheduled meeting.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes serving staggered three-year terms. Each of the nominees listed below has been nominated by our Board of Directors at the recommendation of the Nominating and Governance Committee in accordance with its charter and our Amended and Restated Bylaws and Corporate Governance Guidelines. Each nominee is now a member of the Board. If either nominee becomes unable to serve as a director before the meeting (or decides not to serve), the individuals named as proxies may vote for a substitute nominee proposed by the Board or we may reduce the number of members of the Board. We recommend a vote FOR each nominee listed below.

Nominees for Election at This Meeting for a Term Expiring in 2016

Edward A. Gilhuly

Corentin du Roy de Blicquy

Julien Signès

The election of directors will be determined by the three nominees receiving the greatest number of votes from shares eligible to vote. Unless a stockholder signing a proxy withholds authority to vote for one or more of the Board’s nominees in the manner described on the proxy, each proxy received will be voted for the election of each of the Board’s nominees. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee or nominees who shall be designated by the present Board to fill the vacancy, if any. We are not aware that any of the nominees will be unable or will decline to serve as a director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH NAMED NOMINEE.

PROPOSAL 2 — APPROVAL OF THE MATERIAL TERMS OF

THE AMENDED AND RESTATED 2012 STOCK INCENTIVE PLAN

We established our Amended and Restated 2012 Stock Incentive Plan (the “2012 Plan”), which became effective immediately prior to our initial public offering in April 2012, to promote our long-term success and the creation of stockholder value by encouraging our employees, outside directors and consultants to focus on critical long-range objectives, encouraging the attraction and retention of employees, outside directors and consultants with exceptional qualifications and linking our employees, outside directors and consultants directly to stockholder interests through increased stock ownership. The 2012 Plan authorizes the issuance of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

We are asking our stockholders to approve the material terms of the 2012 Plan, solely to preserve corporate income tax deductions that may otherwise be disallowed pursuant to Internal Revenue Code Section 162(m) (“Section 162(m)”). Section 162(m) limits a corporation’s income tax deduction for compensation paid to certain executive officers who are “covered employees” within the meaning of Section 162(m) to $1.0 million per person per year unless the compensation qualifies as “performance-based compensation.” In general, and among other requirements, for a grant under the 2012 Plan to qualify as “performance-based compensation,” the material terms of the performance goals under which compensation may be paid must have been disclosed to and approved by our public stockholders. For purposes of Section 162(m), the material terms of the performance goals under which compensation may be paid include (a) the employees eligible to receive compensation, (b) a description of the business criteria on which the performance goals are based and (c) the maximum amount of compensation that can be paid to an employee under the performance goals. Each of these aspects of the 2012 Plan is discussed below. Stock options, stock awards and stock appreciation rights granted under the 2012 Plan during a transition period ending on the earliest of the date of a material modification of the 2012 Plan, the issuance of all of the stock allocated under the 2012 Plan or the 2016 Annual Meeting may, however, be exempt from the deduction disallowance rule of Section 162(m). The availability of the exemption for awards of performance-based compensation not eligible for transition relief therefore depends, in part, upon obtaining approval of the 2012 Plan by our public stockholders. The Board of Directors has determined that it is in the best interest of the Company to seek stockholder approval at the Annual Meeting. We are not requesting additional shares with this proposal.

We are asking you to approve the material terms of the 2012 Plan as described below. In order to comply with the stockholder approval requirement of Section 162(m), if stockholder approval of this proposal is not obtained, no additional grants of options to purchase shares of common stock, stock appreciation rights, restricted shares or stock units under the 2012 Plan will be made following the Annual Meeting to our executive officers who are “covered employees” as defined in Section 162(m), or their successors, until such time, if any, as stockholders approval of a subsequent similar proposal is obtained.

The following is a summary of material terms of the 2012 Plan. All statements herein are intended only to summarize the 2012 Plan are qualified in their entirety by reference to the 2012 Plan itself. For a more complete description of the terms of the 2012 Plan, you should read a copy of the 2012 Plan which is set forth in Appendix A.

Summary of the 2012 Stock Incentive Plan

Administration – The compensation committee of our board of directors administers the 2012 Plan, including the determination of the recipient of an award, the number of shares subject to each award, whether an option is to be classified as an incentive stock option or nonstatutory option, and the terms and conditions of each award, including the exercise and purchase prices and the vesting or duration of the award.

Our board of directors may appoint one or more separate committees of our board of directors, each consisting of one or more members of our board of directors, to administer our 2012 Plan with respect to employees who are not subject to Section 16 of the Exchange Act. Subject to applicable law, our board of directors may also authorize one or more officers to designate employees, other than employees who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, to receive awards under our 2012 Plan and/or determine the number of such awards to be received by such employees subject to limits specified by our board of directors.

Eligibility. Our officers and employees and those of our subsidiaries and affiliates are eligible to participate in the 2012 Plan. Our directors and other persons that provide consulting services to us and our subsidiaries and affiliates are also eligible to participate in the 2012 Plan. The term subsidiary is used in this summary to refer to any corporation, if we or one or more other subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. The term affiliate is used in this summary to refer to any entity other than a subsidiary, if we or one of more subsidiaries own not less than 50% of such entity. As of January 31, 2013, 158 officers and employees, seven non-employee directors were eligible to be considered for the grant of awards under the 2012 Plan.

As of January 31 2013, no shares had been issued upon exercise of options granted under the 2012 Plan, options to purchase shares and restricted stock units for 787,468 shares were outstanding, and 549,030 shares remained available for future grant. Our non-employee directors received option grants and restricted stock units under the 2012 Plan in fiscal year ending January 31, 2013 as set forth in this Proxy Statement in Footnote 2 to the Director Compensation Table under “Proposal 1 – Election of Directors.” The following table sets forth information with respect to the stock options and restricted stock units granted under the 2012 Plan in fiscal year 2013 to each of our named executive officers, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees and consultants (including all current officers who are not executive officers) as a group.

Name of Individual or Group	Number of Shares Subject to Stock Options	Average Per Share Exercise Price of Stock Option	Number of Shares Subject to RSUs
Julien Signes, President and Chief Executive Officer	—	—	—
Erik E. Miller, Chief Financial Officer	—	—	—
Anne M. Lynch, Vice President, Human Resources	50,000	$2.15	30,000
Ira Goldfarb, Senior Vice President of Global Sales and Services	250,000	1.79	—
All current executive officers, as a group	300,000	1.85	30,000
All current directors who are not executive officers, as a group	31,500	8.84	16,500
All employees and consultants who are not executive officers, as a group	684,468	2.61	76,500

Authorized Shares. We are not requesting additional shares with this proposal. Under our 2012 Plan, 200,000 shares of our common stock have been authorized for issuance. In addition, up to 3,500,000 shares that were originally reserved for issuance under our 2000 Stock Option Plan or our 2010 Stock Incentive Plan but which were not issued or subject to outstanding grants on the effective date of the 2012 Plan, or were subject to outstanding options under such plans on the effective date of the 2012 Plan and are subsequently forfeited or terminated for any reason before being exercised, or were subject to vesting restrictions under such plans and that are subsequently forfeited will become available for awards under our 2012 Plan. In addition, the number of shares that have been authorized for issuance under the 2012 Plan will be automatically increased on the first day of each fiscal year beginning with fiscal 2014 (that is, on February 1, 2013) and ending with fiscal 2023 (that is, on February 1, 2022), in an amount equal to the least of (i) 2,000,000 shares, (ii) 4% of the outstanding shares of our common stock on the last day of the immediately preceding fiscal year or (iii) another amount determined by our board of directors. No more than such aggregate number of shares reserved for issuance under the 2012 plan may be delivered upon the exercise of incentive stock options granted under the 2012 Plan plus, to the extent allowable under the incentive stock option rules, any shares that again become available for issuance under the 2012 Plan under the following provision.

Shares subject to awards granted under the 2012 Plan that are forfeited or terminated before being exercised or settled, or are not delivered to the participant because such award is settled in cash will again become available for issuance under the 2012 Plan. Shares withheld to satisfy the grant, exercise price or tax withholding obligation related to an award will again become available for issuance under the 2012 Plan. However, shares that have actually been issued shall not again become available unless forfeited.

No participant in the 2012 Plan can receive option grants, restricted shares, stock appreciation rights or stock units totaling more than an aggregate of 1,000,000 shares in any calendar year, except in the participant’s first year of employment in which the participant may receive equity awards totaling up to 5,000,000 shares. No participant in the 2012 Plan may be paid more than an aggregate of $5,000,000 in cash during any calendar year with respect to awards that are payable in cash.

Automatic Grants to Directors. The 2012 Plan provides that nondiscretionary, automatic grants of nonstatutory stock options will be made to outside directors. Any outside director who joins the Board after the effective date of the 2012 Plan will be automatically granted an initial nonstatutory option or stock unit award that has a fair value of $200,000, calculated using the fair market value of our common stock on the date of grant and, in the case of options, the Black-Scholes or other valuation method, upon first becoming a member of our board of directors. The initial equity award will vest and become exercisable over four years in equal monthly installments. On the first business day after each of our regularly scheduled annual meetings of stockholders, each outside director, except our chairman, will be automatically granted an option to purchase shares of our common stock or a stock unit award having a fair value of $50,000, calculated using the fair market value of our common stock on the date of grant and, in the case of options, the Black-Scholes or other valuation method, provided that the outside director has served on our board of directors for at least six months. Each annual equity award will vest and become exercisable on the first anniversary of the date of grant, or immediately prior to the next regular annual meeting of the company’s stockholders following the date of grant if the meeting occurs prior to the first anniversary date. The options granted to outside directors will have a per share exercise price equal to 100% of the fair market value of the underlying shares on the date of grant. The equity awards will become fully vested if we are subject to a change of control. In addition, the options will terminate on the earlier of (i) the day before the tenth anniversary of the date of grant or (ii) the date 12 months after the termination of the outside director’s termination of service for any reason.

Adjustment of Shares. Generally, if we merge with or into another corporation, we will provide for full exercisability or vesting and accelerated expiration of outstanding awards or settlement of the intrinsic value of the outstanding awards in cash or cash equivalents followed by cancellation of such awards unless the awards are continued if we are the surviving entity, or assumed or substituted for by any surviving entity or a parent or subsidiary of the surviving entity. If we are involved in an asset acquisition, stock acquisition, merger or similar transaction with another entity, our compensation committee may make awards under the 2012 Plan by the assumption, substitution or replacement of awards granted by another entity. The terms of such assumed, substituted or replaced awards will be determined by our compensation committee in its discretion

Performance Criteria. Awards under our 2012 Plan may be made subject to the attainment of performance criteria. Our compensation committee may use any performance criteria selected by it in its sole discretion to establish performance goals. However, for a stock award to qualify for exemption from the deduction limitation of Section 162(m) as “qualified performance-based compensation,” the award must satisfy the following conditions. The amount potentially available under the award must be subject to the attainment of pre-established, objective performance goals relating to a specified period of service based on one or more of the following qualifying performance criteria: cash flows, earnings per share, earnings before interest, taxes and amortization, return on equity, total stockholder return, share price performance, return on capital, return on assets or net assets, revenue, income or net income, operating income or net operating income, operating profit or net operating profit, operating margin or profit margin, return on operating revenue, return on invested capital, market segment shares, costs, expenses, regulatory body approval for commercialization of a product or implementation or completion of critical projects. Any of these qualifying performance criteria may be measured either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the compensation committee in the award.

The compensation committee may appropriately adjust any evaluation of performance under the qualifying performance criteria to exclude any of the following events that occurs during a performance period: asset write-downs, litigation or claim judgments or settlements, the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, accruals for reorganization and restructuring programs and any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in managements’ discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, in each case within the time prescribed by, and otherwise in compliance with, Section 162(m).

The compensation committee shall determine the qualifying performance criteria not later than the 90th day of the performance period, and shall determine and certify, for each participant, the extent to which the qualifying performance criteria have been met. The compensation committee may not increase the amount of compensation payable under the award upon the attainment of a pre-established qualifying performance goal to a participant who is a “covered employee” within the meaning of Section 162(m).

Amendment and Termination. The 2012 Plan terminates ten years after its amendment and restatement by our Board on April 3, 2012, unless terminated earlier by the board of directors. Our Board may amend or terminate the plan at any time, subject to stockholder approval where required by applicable law. Any amendment or termination may not materially impair the rights of holders of outstanding awards without their consent.

Types of Awards –

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Stock options – A stock option is the right to purchase a certain number of shares of stock, at a certain exercise price, in the future. Under our 2012 Plan, incentive stock options and nonstatutory options must be granted with an exercise price of at least 100% of the fair market value of our common stock on the date of grant. Incentive stock options granted to any holder of more than 10% of the voting shares of our company must have an exercise price of at least 110% of the fair market value of our common stock on the date of grant. No incentive stock option can be granted to an employee if as a result of the grant, the employee would have the right in any calendar year to exercise for the first time one or more incentive stock options for shares having an aggregate fair market value in excess of $100,000. The stock option agreement specifies the date when all or any installment of the option is to become exercisable. We expect that 1/4th of the total number of shares subject to the options will vest and become exercisable 12 months after the vesting commencement date for options granted, and the remaining options will vest and become exercisable at a rate of 1/48th of the total number of shares subject to the options each month thereafter. Each stock option agreement sets forth the term of the options, which is prohibited from exceeding ten years (five years in the case of an incentive stock option granted to any holder of more than 10% of our voting shares), and the extent to which the optionee will have the right to exercise the option following termination of the optionee’s service with the company. Payment of the exercise price may be made in cash or cash equivalents or, if provided for in the stock option agreement evidencing the award, (i) by surrendering, or attesting to the ownership of, shares which have already been owned by the optionee, (ii) by delivery of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to us in payment of the aggregate exercise price, (iii) by delivery of an irrevocable direction to a securities broker or lender to pledge shares and to deliver all or part of the loan proceeds to us in payment of the aggregate exercise price, (iv) by a “net exercise” arrangement, (v) by delivering a full-recourse promissory note or (vi) by any other form that is consistent with applicable laws, regulations and rules.

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Restricted stock – Restricted stock is a share award that may be subject to vesting conditioned upon continued service, the achievement of performance objectives or the satisfaction of any other condition as specified in a restricted stock agreement. Participants who are granted restricted stock awards generally have all of the rights of a stockholder with respect to such stock, other than the right to transfer such stock prior to vesting. Subject to the terms of the 2012 Plan, our compensation committee will determine the terms and conditions of any restricted stock award, including any vesting arrangement, which will be set forth in a restricted stock agreement to be entered into between us and each recipient. Restricted stock may be awarded for such consideration as our compensation committee may determine, including without limitation cash, cash equivalents, full-recourse promissory notes, future services or services rendered prior to the award, without cash payment by the recipient.

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Stock unit – Stock units give recipients the right to acquire a specified number of shares of stock at a future date upon the satisfaction of certain conditions, including any vesting arrangement, established by our compensation committee and as set forth in a stock unit agreement. Unlike restricted stock, the stock underlying stock units will not be issued until the stock units have vested and are settled, and recipients of stock units generally will have no voting or dividend rights prior to the time the vesting conditions are satisfied and the award is settled. Our compensation committee may elect to settle vested stock units in cash or in common stock or in a combination of cash and common stock. Subject to the terms of the 2012 Plan, our compensation committee will determine the terms and conditions of any stock unit award, which will be set forth in a stock unit agreement to be entered into between us and each recipient.

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Stock appreciation rights – Stock appreciation rights typically will provide for payments to the recipient based upon increases in the price of our common stock over the exercise price of the stock appreciation right. The exercise price of a stock appreciation right will be determined by our compensation committee, which shall not be less than the fair market value of our common stock on the date of grant. Our compensation committee may elect to pay stock appreciation rights in cash or in common stock or in a combination of cash and common stock.

Summary of Federal Income Tax Consequences

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2012 Stock Incentive Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Internal Revenue Code of 1986, as amended. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by our company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code of 1986, as amended.

The difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Non-Qualified Stock Options. Options not designated or qualifying as incentive stock options will be non-qualified stock options having no special U.S. tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a non-qualified stock option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a non-qualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to our company with respect to the grant of a non-qualified stock option or the sale of the stock acquired pursuant to such grant.

Restricted Stock Awards. A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than thirty days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Unit Awards. There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Stock Appreciation Rights. In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares of our common stock received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Section 409A. Section 409A of the Internal Revenue Code of 1986, as amended, or Section 409A, provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2012 Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states have enacted laws similar to Section 409A which impose additional taxes, interest and penalties on non-qualified deferred compensation arrangements. We will also have withholding and reporting requirements with respect to such amounts.

Tax Effect for our Company We generally will be entitled to a tax deduction in connection with an award under the 2012 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income. Section 162(m) limits our compensation deduction to $1,000,000 paid in any tax year to any “covered employee” as defined under Section 162(m). This deduction limitation does not apply to certain types of compensation that qualify as performance-based compensation or are otherwise exempt under Section 162(m) (such as under the transition rule described above). The 2012 Plan, if approved by our stockholders, permits, but does not require, us to grant performance-based awards under the plan that qualify for the exemption from the tax deduction limitation. If, and to the extent that, the 2012 Plan awards satisfy the exemption requirements of Section 162(m) and otherwise satisfy the requirements for deductibility under federal income tax law, we will receive a deduction for the amount constituting ordinary income to the participant.

Required Vote

Approval of the material terms of the 2012 Plan requires the affirmative vote of a majority of shares present and voting at the Annual Meeting

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE MATERIAL TERMS OF THE 2012 PLAN

PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 31, 2014

Based upon its review of BDO USA, LLP’s (“BDO USA”) qualifications, independence and performance, the Audit Committee of our Board has appointed BDO USA to serve as our independent registered public accounting firm for the fiscal year ending January 31, 2014.

The appointment of our independent registered public accounting firm is not required to be submitted for ratification by the stockholders. However, as a matter of good corporate governance, the Audit Committee is submitting its appointment of BDO USA as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2014 for ratification by our stockholders.

If our stockholders fail to ratify the appointment of BDO USA, the Audit Committee may reconsider whether to retain BDO USA, and may continue to retain that firm or appoint another firm without resubmitting the matter to our stockholders. Even if our stockholders ratify the appointment of BDO USA, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm for us if it determines that such a change would be in the best interests of our company and our stockholders.

The affirmative vote of a majority of the voting power of the common stock present in person or by proxy at the Annual Meeting, is required to ratify the appointment of BDO USA as our independent registered public accounting firm for the fiscal year ending January 31, 2014.

Representatives of BDO USA are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BDO USA AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 31, 2014.

GENERAL INFORMATION

Stockholder Proposals for the 2014 Annual Meeting

Stockholder proposals for inclusion in the proxy materials for the 2014 annual meeting must be received at our principal executive offices by February 1, 2014.

In addition, our bylaws provide stockholders who wish to present proposals for action, or to nominate directors, at our next annual meeting of stockholders (that is, the next annual meeting following the annual meeting to which this proxy statement relates) must give written notice thereof to our Corporate Secretary at the address set forth on the cover page of this proxy statement in accordance with the provisions of our Bylaws, which require that such notice be given not less than 90 days nor more than 120 days prior to the first anniversary of the date of the preceding annual meeting of stockholders. In the event the date of the 2014 annual meeting is more than 30 days before or after the anniversary date of the 2013 Annual Meeting, in order for a notice to be timely, it must be delivered not later than the close of business on the later of the 90th day prior to the 2013 annual meeting or the close of business on the 10th day following the day on which we first publicly announce the date of the 2013 annual meeting.

Annual Report and Financial Statements

A copy of our 2012 Annual Report to Stockholders, which includes our financial statements for the fiscal year ended January 31, 2013, is available along with this proxy statement and other voting materials and information on the website http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=17604.

Section 16(a) Beneficial Ownership Reporting Compliance

Under U.S. securities laws, directors, certain executive officers and any person holding more than 10% of our common stock must report their initial ownership of the common stock and any changes in that ownership to the SEC. The SEC has designated specific due dates for these reports and we must identify in this proxy statement those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the SEC and written representations of our directors and executive officers, we believe all persons subject to reporting filed the required reports on time in 2012.

APPENDIX A

ENVIVIO, INC.

2012 STOCK INCENTIVE PLAN

(As Amended and Restated on April 3, 2012)

ENVIVIO, INC.

2012 STOCK INCENTIVE PLAN

ENVIVIO, INC.

2012 STOCK INCENTIVE PLAN

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ENVIVIO, INC.

2012 STOCK INCENTIVE PLAN

- ii -

ENVIVIO, INC.

2012 STOCK INCENTIVE PLAN

- iii -

ENVIVIO, INC.

2012 STOCK INCENTIVE PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

The Plan was adopted by the Board of Directors on June 6, 2011, and subsequently amended and restated on April 3, 2012 (subject to the approval of the stockholders of the Company), and shall be effective immediately prior to the closing of the initial offering of Stock to the public pursuant to a registration statement filed by the Company with the Securities and Exchange Commission (the “Effective Date”). The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

SECTION 2. DEFINITIONS.

(a) “Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

(b) “Award” shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

(c) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(d) “Change in Control” shall mean the occurrence of any of the following events:

(i)	A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A) Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or

(B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”); or

(ii)	Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; or

ENVIVIO, INC.

2012 STOCK INCENTIVE PLAN

(iii)	The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

(iv)	The sale, transfer or other disposition of all or substantially all of the Company’s assets.

For purposes of Subsection (d)(i) above, the term “look-back” date shall mean the later of (1) the Effective Date or (2) the date 24 months prior to the date of the event that may constitute a Change in Control.

For purposes of Subsection (d)(ii)) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.

Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the United States Securities and Exchange Commission for the initial offering of Stock to the public.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f) “Committee” shall mean the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.

(g) “Company” shall mean Envivio, Inc. a Delaware corporation.

(h)“Consultant” shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor (not including service as a member of the Board of Directors) or a member of the board of directors of a Parent or a Subsidiary, in each case who is not an Employee.

(i) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k) “Exercise Price” shall mean, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.

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(l) “Fair Market Value” with respect to a Share, shall mean the market price of one Share, determined by the Committee as follows:

(i)	If the Stock was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the Pink Quote system;

(ii)	If the Stock was traded on any established stock exchange (such as the New York Stock Exchange, The Nasdaq Global Market or The Nasdaq Global Select Market) or national market system on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable exchange or system; and

(iii)	If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(m) “ISO” shall mean an employee incentive stock option described in Section 422 of the Code.

(n) “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

(o) “Offeree” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(p) “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(q) “Optionee” shall mean an individual or estate who holds an Option or SAR.

(r) “Outside Director” shall mean a member of the Board of Directors who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary.

(s) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(t) “Participant” shall mean an individual or estate who holds an Award.

(u) “Plan” shall mean this 2012 Stock Incentive Plan of Envivio, Inc. as amended from time to time.

(v) “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

(w) “Restricted Share” shall mean a Share awarded under the Plan.

(x) “Restricted Share Agreement” shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

(y) “SAR” shall mean a stock appreciation right granted under the Plan.

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(z) “SAR Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

(aa) “Service” shall mean service as an Employee, Consultant or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Stock Option Agreement, SAR Agreement, Restricted Share Agreement or Stock Unit Agreement. Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s employment will be treated as terminating three months after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves of absence count toward Service, and when Service terminates for all purposes under the Plan.

(bb) “Share” shall mean one share of Stock, as adjusted in accordance with Section 11 (if applicable).

(cc) “Stock” shall mean the Common Stock of the Company.

(dd) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to such Option.

(ee) “Stock Unit” shall mean a bookkeeping entry representing the Company’s obligation to deliver one Share (or distribute cash) on a future date in accordance with the provisions of a Stock Unit Agreement.

(ff) “Stock Unit Agreement” shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

(gg) “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(hh) “Total and Permanent Disability” shall mean any permanent and total disability as defined by Section 22(e)(3) of the Code.

SECTION 3. ADMINISTRATION.

(a) Committee Composition. The Plan shall be administered by the Board or a Committee appointed by the Board. The Committee shall consist of two or more directors of the Company. In addition, to the extent required by the Board, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

(b) Committee for Non-Officer Grants. The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such

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Employees and may determine all terms of such grants. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence. To the extent permitted by applicable laws, the Board of Directors may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board of Directors shall specify the total number of Awards that such officers may so award.

(c) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing (including via email) by all Committee members, shall be valid acts of the Committee.

(d) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i)	To interpret the Plan and to apply its provisions;

(ii)	To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii)	To adopt, amend or terminate sub-plans established for the purpose of satisfying applicable foreign laws including qualifying for preferred tax treatment under applicable foreign tax laws;

(iv)	To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(v)	To determine when Awards are to be granted under the Plan;

(vi)	To select the Offerees and Optionees;

(vii)	To determine the number of Shares to be made subject to each Award;

(viii)	To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;

(ix)	To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired;

(x)	To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

(xi)	To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;

(xii)	To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xiii)	To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement;

(xiv)	To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and

(xv)	To take any other actions deemed necessary or advisable for the administration of the Plan.

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Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4. ELIGIBILITY.

(a) General Rule. Only common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Stock Units, Nonstatutory Options or SARs.

(b) Automatic Grants to Outside Directors.

(i)	Each Outside Director who first joins the Board of Directors on or after the Effective Date, and who was not previously an Employee, shall receive on the date of his or her election to the Board of Directors, subject to the approval of the Plan by the Company’s stockholders, a grant of a Nonstatutory Option to purchase a number of Shares equal to the quotient of (a) $200,000 divided by (b) the per Share fair value of the Option as determined by the Committee based upon the Black-Scholes or other valuation method used by the Company for financial reporting purposes and calculated as of the date of grant. In lieu of the grant of a Nonstatutory Option, the Board of Directors or the Committee may provide, in its discretion and prior to the Outside Director’s election to the Board of Directors, for a grant of Stock Units with respect to a number of Shares equal to the quotient of (c) $200,000 divided by (d) the Fair Market Value of a Share on the date of grant. The Shares subject to each Award granted under this Section 4(b)(i) shall vest monthly over a 4-year period beginning on the day which is one month after the date of grant, at a monthly rate of 2.0833% of the total number of Shares subject to such Award. Notwithstanding the foregoing, each such Award shall become vested if a Change in Control occurs with respect to the Company during the Outside Director’s Service.

(ii)	On the first business day following the conclusion of each regular annual meeting of the Company’s stockholders, commencing with the annual meeting occurring after the Effective Date, each Outside Director who was not elected to the Board for the first time at such meeting and who has served on the Board of Directors for at least twelve months and will continue serving thereafter, shall receive a grant of a Nonstatutory Option to purchase a number of Shares equal to the quotient of (a) $50,000 divided by (b) the per Share fair value of the Option as determined by the Committee based on the Black-Scholes or other valuation method used by the Company for financial reporting purposes and calculated on the date of grant. In lieu of the grant of a Nonstatutory Option, the Board of Directors or the Committee may provide, in its discretion and prior to the date of grant, for the grant of Stock Units with respect to a number of Shares equal to the quotient of (c) $50,000 divided by (d) the Fair Market Value of a Share on the date of grant. Each Award granted under this Section 4(b)(ii) shall vest on the first anniversary of the date of grant; provided, however, that each such Award shall vest in full immediately prior to the next regular annual meeting of the Company’s stockholders following such date of grant in the event such meeting occurs prior to such first anniversary date. Notwithstanding the foregoing, each Award granted under this Section 4(b)(ii) shall become vested if a Change in Control occurs with respect to the Company during the Outside Director’s Service.

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(iii)	The Exercise Price of all Nonstatutory Options granted to an Outside Director under this Section 4(b) shall be equal to 100% of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Sections 8(a), (b), (d), or (f).

(iv)	All Nonstatutory Options granted to an Outside Director under this Section 4(b) shall terminate on the earlier of (A) the day before the tenth anniversary of the date of grant of such Options or (B) the date twelve months after the termination of such Outside Director’s Service for any reason; provided, however, that any such Options that are not vested upon the termination of the Outside Director’s Service as a member of the Board of Directors for any reason shall terminate immediately and may not be exercised.

(v)	The Board of Directors or the Committee in its discretion may change and otherwise revise the terms of the Awards granted to Outside Directors under this Section 4(b), including, without limitation, the aggregate value or number of Shares subject thereto, or the type of Award to be granted under this Section 4(b), for Awards granted on or after the date the Board of Directors or Committee determines to make any such change or revision.

(c) Ten-Percent Stockholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

(d) Attribution Rules. For purposes of Section 4(c) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

(e) Outstanding Stock. For purposes of Section 4(c) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.

(a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed 200,000 Shares, plus (x) any Shares subject to outstanding options under the Company’s 2000 Stock Option Plan or 2010 Stock Incentive Plan (the “Predecessor Plans”) on the Effective Date that are subsequently forfeited or terminated for any reason before being exercised, any Shares subject to vesting restrictions under the Predecessor Plans on the Effective Date that are subsequently forfeited, and any reserved Shares not issued or subject to outstanding grants under the 2010 Stock Incentive Plan on the Effective Date, such number of additional Shares not to exceed an aggregate of 3,500,000 Shares, and (y) an annual increase on the first day of each fiscal year beginning with fiscal year 2014 (i.e., on February 1, 2013) and ending with fiscal year 2023 (i.e., on February 1, 2022), in an amount equal to the lesser of (i) 2,000,000 Shares, (ii) 4% of the outstanding Shares on the last day of the immediately preceding fiscal year or (iii) an amount determined by the Board (the “Absolute Share Limit”). The number of Shares that may be delivered in the aggregate pursuant to the exercise of ISOs granted under the Plan shall not exceed the Absolute Share Limit plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 5(c). The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 11. The number of Shares that are subject to Options or other Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

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(b) Section 162(m) Award Limitation. Notwithstanding any contrary provisions of the Plan, and subject to the provisions of Section 11, no Participant may receive Options, SARs, Restricted Shares or Stock Units under the Plan in any calendar year that relate to an aggregate of more than 5,000,000 Shares, and no more than two times this amount in the first year of employment, and the maximum aggregate amount of cash that may be paid to any Participant during any calendar year with respect to Awards payable in cash shall be $5,000,000.

(c) Additional Shares. If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any reason before being exercised or settled, or an Award is settled in cash without the delivery of Shares to the holder, then any Shares subject to the Award shall again become available for Awards under the Plan. Only the number of Shares (if any) actually issued in settlement of Awards shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan. Any Shares withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again become available for Awards under the Plan. Notwithstanding the foregoing provisions of this

Section 5(c), Shares that have actually been issued shall not again become available for Awards under the Plan, except for Shares that are forfeited and do not become vested.

SECTION 6. RESTRICTED SHARES.

(a) Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

(b) Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services.

(c) Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

(d) Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

(e) Restrictions on Transfer of Shares. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Stock Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and

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conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section  11.

(c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in 4(c), and the Exercise Price of an NSO shall not be less 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, Options may be granted with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.

(d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for ISOs granted to Employees described in Section 4(c)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

(f) Exercise of Options. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

(g) Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

(h) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 11.

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(i) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different number of Shares, without stockholder approval. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option.

(j) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

(k) Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 8. PAYMENT FOR SHARES.

(a) General Rule. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(g) below.

(b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c) Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the Award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section  6(b).

(d) Cashless Exercise. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

(e) Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

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(f) Net Exercise. To the extent that a Stock Option Agreement so provides, by a “net exercise” arrangement pursuant to which the number of Shares issuable upon exercise of the Option shall be reduced by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price (plus tax withholdings, if applicable) and any remaining balance of the aggregate exercise price (and/or applicable tax withholdings) not satisfied by such reduction in the number of whole Shares to be issued shall be paid by the Optionee in cash other form of payment permitted under the Stock Option Agreement.

(g) Promissory Note. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note.

(h) Other Forms of Payment. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

(i) Limitations under Applicable Law. Notwithstanding anything herein or in a Stock Option Agreement or Restricted Stock Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

SECTION 9. STOCK APPRECIATION RIGHTS.

(a) SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical.

(b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section  11.

(c) Exercise Price. Each SAR Agreement shall specify the Exercise Price. The Exercise Price of a SAR shall not be less than 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, SARs may be granted with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Subject to the foregoing in this Section 9(c), the Exercise Price under any SAR shall be determined by the Committee in its sole discretion.

(d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e) Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

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(f) Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

(g) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price, or in return for the grant of a different Award for the same or a different number of Shares, without stockholder approval. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.

(h) Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents a SAR previously granted, or (b) authorize an Optionee to elect to cash out a SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 10. STOCK UNITS.

(a) Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical.

(b) Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(c) Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

(d) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.

(e) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. A Stock Unit Agreement may provide that vested Stock Units may be settled in a lump sum or in installments. A Stock

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2012 STOCK INCENTIVE PLAN

Unit Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

(f) Death of Recipient. Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

(g) Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 11. ADJUSTMENT OF SHARES.

(a) Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate and equitable adjustments in:

(i)	The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Section 5;

(ii)	The limitations set forth in Sections 5(a) and (b);

(iii)	The number of Shares covered by each outstanding Option and SAR;

(iv)	The Exercise Price under each outstanding Option and SAR; and

(v)	The number of Stock Units included in any prior Award which has not yet been settled.

(b) Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

(c) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Subject to compliance with Section 409A of the Code, such agreement shall provide for:

(i)	The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii)	The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(iii)	The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(iv)	Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

(v)	Settlement of the intrinsic value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

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2012 STOCK INCENTIVE PLAN

(d) Reservation of Rights. Except as provided in this Section 11, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets. In the event of any change affecting the Shares or the Exercise Price of Shares subject to an Award, including a merger or other reorganization, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the occurrence of such event.

SECTION 12. DEFERRAL OF AWARDS.

(a) Committee Powers. Subject to compliance with Section 409A of the Code, the Committee (in its sole discretion) may permit or require a Participant to:

(i)	Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

(ii)	Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

(iii)	Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

(b) General Rules. A deferred compensation account established under this Section 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 12.

SECTION 13. AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 14. PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

(a) Effective Date. No provision of this Section 14 shall be effective unless and until the Board has determined to implement such provision.

(b) Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted

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2012 STOCK INCENTIVE PLAN

Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 14 shall be filed with the Company on the prescribed form.

(c) Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

SECTION 15. LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has not obtained from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

SECTION 16. WITHHOLDING TAXES.

(a) General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b) Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the minimum legally required tax withholding.

SECTION 17. OTHER PROVISIONS APPLICABLE TO AWARDS.

(a) Transferability. Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer or encumbrance in violation of this Section 17(a) shall be void and unenforceable against the Company.

(b) Substitution and Assumption of Awards. The Committee may make Awards under the Plan by assumption, substitution or replacement of stock options, stock appreciation rights, stock units or similar awards granted by another entity (including a Parent or Subsidiary), if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the

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Company (and/or its Parent or Subsidiary) and such other entity (and/or its affiliate). Notwithstanding any provision of the Plan (other than the maximum number of Shares that may be issued under the Plan), the terms of such assumed, substituted or replaced Awards shall be as the Committee, in its discretion, determines is appropriate.

(c) Qualifying Performance Criteria. The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals. The Committee may utilize any performance criteria selected by it in its sole discretion to establish performance goals; provided, however, that where any Award is intended to qualify for exemption from the deduction limitation of Section 162(m) of the Code as “qualified performance-based compensation,” the following conditions shall apply:

(i) The amount potentially available under an Award shall be subject to the attainment of pre-established, objective performance goals relating to a specified period of service based on one or more of the following performance criteria: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment shares, (q) costs, (r) expenses, (s) regulatory body approval for commercialization of a product, or (t) implementation or completion of critical projects (“Qualifying Performance Criteria”), any of which may be measured either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the Committee in the Award;

(ii) The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in managements’ discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, in each case within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code;

(iii) The Committee shall establish the applicable performance goals in writing and an objective method for determining the Award earned by a Participant if the goals are attained, while the outcome is substantially uncertain and not later than the 90th day of the performance period (but in no event after 25% of the period of service with respect to which the performance goals relate has elapsed), and shall determine and certify in writing, for each Participant, the extent to which the performance goals have been met prior to payment or vesting of the Award; and

(iv) The Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of the pre-established performance goals to a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code.

SECTION 18. NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee or Consultant. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

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SECTION 19. DURATION AND AMENDMENTS.

(a) Term of the Plan. The Plan, as set forth herein, shall terminate automatically ten years after the date of its amendment and restatement by the Board of Directors, and may be terminated on any earlier date pursuant to Subsection (b) below.

(b) Right to Amend or Terminate the Plan. The Board of Directors may amend or terminate the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

(c) Effect of Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.

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SECTION 20. EXECUTION.

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

Envivio, Inc.

By	/s/ Julien Signès
Name	Julien Signès
Title	CEO

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2012 STOCK INCENTIVE PLAN

ANNUAL MEETING OF STOCKHOLDERS OF ENVIVIO, INC. July 17, 2013 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=17604Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20333000000000000000 6 071713 THE BOARD OF DIRECTORS RECOMMENDS AVOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.PLEASE SIGN, DATE AND RETURN PROMPTLYIN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. Election of Directors: Class I Nominees (Term to Expire 2016) FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: Edward A. Gilhuly Corentin du Roy de Blicquy Julien Signès INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: 2. Approval of the material terms of the Company’s 2012 Stock Incentive Plan. 3. Ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal 2014. FOR AGAINST ABSTAIN To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF ENVIVIO, INC. July 17, 2013 PROXY VOTING INSTRUCTIONS INTERNET - Access www.voteproxy.com and follow the on-screen instructions. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500fromforeigncountries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. INPERSON - You may vote your shares in person by attending the Annual Meeting. GOGREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITYOF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=17604 Please detach along perforated line and mail in the envelope provided IFyou are not voting via telephone or the Internet. 20333000000000000000 6 071713 THE BOARD OF DIRECTORS RECOMMENDS AVOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLYIN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. Election of Directors: Class I Nominees (Term to Expire 2016) NOMINEES: Edward A. Gilhuly Corentin du Roy de Blicquy Julien Signès FOR ALLNOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) 2. Approval of the material terms of the Company’s 2012 Stock Incentive Plan.3.Ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal 2014. FOR AGAINST ABSTAIN INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.